MAINSTAY VP SERIES FUND, INC.

MainStay VP Small Cap Growth Portfolio

Supplement dated September 18, 2009 (“Supplement”) to the
Prospectus for MainStay VP Series Fund, Inc., dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay VP Small Cap Growth Portfolio (the “Portfolio”), a series of the MainStay VP Series Fund, Inc. (the “Fund”). You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.  Please review this important information carefully.

A Supplement to the Prospectus, dated June 29, 2009 (“June 29 Supplement”), announced certain modifications to the Portfolio’s principal investment strategies, investment process, primary benchmark index, and principal risks, to be effective on August 14, 2009.  The Portfolio will be making further modifications to its principal investment strategies and investment process effective September 9, 2009, as described below.

MainStay VP Small Cap Growth Portfolio

Effective September 9, 2009, the sections entitled “Principal Investment Strategy” and “Investment Process” on page 54 of the Portfolio’s Prospectus are hereby amended as follows:

Principal Investment Strategy

The Portfolio normally invests at least 80% of its assets in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks and securities convertible into common stock.  Securities of U.S. companies are those traded in the U.S. securities markets.  The Portfolio may also engage in the lending of portfolio securities.

Investment Process

Epoch, the Portfolio’s Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies.  The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company’s management and financial strength. The Subadvisor seeks businesses that generate “free cash flow” and securities that have unrecognized potential, yet possess a combination of above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management’s execution could be disappointing; or worst case, management proves to be less than forthright or has an inappropriate assessment of the company’s state and the task at hand.

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Except as modified herein, the June 29 Supplement remains in effect.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE